Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Cadiscor Resources Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2008 filed with the Securities and Exchange Commission on the date hereof (the “Report”), we Michel Bouchard, President and Chief Executive Officer of the Company and Pauline Comtois, CGA, performing functions  equivalent  to a Chief Financial Officer for the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934;

August 11, 2008

/s/ Michel Bouchard

__________________

Michel Bouchard

President and Chief Executive Officer

August 11, 2008

/s/ Pauline Comtois

__________________

Pauline Comtois, CGA

Person performing functions equivalent to a Chief Financial Officer